Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2019. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	British Columbia
1st Avenue Pharmacy, Inc.	Washington	1st Avenue Pharmacy Genoa Healthcare
310 Canyon Medical, LLC	California
4C Medical Group, PLC	Arizona
4C MSO LLC	Delaware
5995 Minnetonka, LLC	Delaware
ABCO International Holdings, LLC	Delaware
Access Administrators, Inc.	Texas
Access HealthSource Administrators, Inc.	Texas
Access HealthSource, Inc.	Texas
ACN Group IPA of New York, Inc.	New York
ACN Group of California, Inc.	California
Administradora Clínica La Colina S.A.S.	Colombia
Administradora Country S.A.	Colombia
Administradora Médica Centromed S.A.	Chile
Advanced Pharma, Inc.	Texas	Avella of Houston
Advanced Surgery Center of Clifton, LLC	New Jersey
Advanced Surgical Hospital, LLC	Pennsylvania
Advantage Care Network, Inc.	Delaware
Advocate Condell Ambulatory Surgery Center, LLC	Illinois
Advocate Sherman Ambulatory Surgery Center, LLC	Illinois
Advocate Southwest Ambulatory Surgery Center, LLC	Illinois
Advocate-SCA Partners, LLC	Delaware
AHN Accontable Care Organization, LLC	Indiana
AHN Central Services, LLC	Indiana
AHN Target Holdings, LLC	Delaware
Aliansalud Entidad Promotora de Salud S.A.	Colombia
All Savers Insurance Company	Indiana
All Savers Life Insurance Company of California	California
Alliance Surgical Center, LLC	Florida
Aloha Surgical Center, LLC	Tennessee
Ambient Healthcare, Inc.	Florida
Ambient Holdings, Inc.	Delaware
American Health Network of Indiana Care Organization, LLC	Indiana
American Health Network of Indiana II, LLC	Indiana	Healthcare Network
American Health Network of Indiana, LLC	Indiana	EXPRESS CARE
American Health Network of Ohio Care Organization, LLC	Ohio
American Health Network of Ohio II, LLC	Ohio

American Health Network of Ohio, LLC	Ohio
AmeriChoice Corporation	Delaware
AmeriChoice of New Jersey, Inc.	New Jersey	UnitedHealthcare Community Plan
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
AMIL International	Luxembourg
Análisis Clínicos ML S.A.C.	Peru
Antelope Valley Surgery Center, L.P.	California
Apothecary Holdings, Inc.	Delaware
Apothecary Shop of Phoenix, Inc.	Arizona
AppleCare Medical Management, LLC	Delaware
APS – Assistência Personalizada à Saúde Ltda.	Brazil
Aquitania Chilean Holding SpA	Chile
Arise Physician Group	Texas
Arizona Physicians IPA, Inc.	Arizona	UnitedHealthcare Community Plan
ASC Holdings of New Jersey, LLC	New Jersey
ASC Network, LLC	Delaware
ASI Global, LLC	Texas
AssuranceRx, LLC	Alabama
Athens ASC Holdings, LLC	Georgia
Audax Health Solutions, LLC	Delaware
Austin Center for Outpatient Surgery, L.P.	Georgia
Avella of Austin, Inc.	Arizona
Avella of Columbus, Inc.	Arizona
Avella of Deer Valley, Inc.	Arizona	Avella of Deer Valley, Inc. #038 Avella Specialty Pharmacy
Avella of Denver, Inc.	Arizona
Avella of Gilbert, Inc.	Arizona
Avella of Las Vegas II, Inc.	Arizona
Avella of Orlando, Inc.	Arizona
Avella of Phoenix III, Inc.	Arizona
Avella of Sacramento, Inc.	California
Avella of Scottsdale, Inc.	Arizona
Avella of St. Louis, Inc.	Arizona
Avella of Tampa, LLC	Florida
Avella of Tucson II, Inc.	Arizona
Avella of Tucson, Inc.	Arizona
Avella Patient Access Program, Inc.	Arizona
Aveta Inc.	Delaware
AxelaCare Intermediate Holdings, LLC	Delaware
AxelaCare, LLC	Delaware
B.R.A.S.S. Partnership in Commendam	Louisiana
Banmédica Colombia SpA	Colombia
Banmédica Internacional SpA	Chile
Banmédica S.A.	Chile
Beach Surgical Holdings III, LLC	California
Behavioral Healthcare Options, Inc.	Nevada

Belleville Surgical Center, Ltd., an Illinois Limited Partnership	Illinois
Benefit Administration for the Self Employed, L.L.C.	Iowa
Benefitter Insurance Solutions, Inc.	Delaware
Birmingham Outpatient Surgical Center, LLC	Delaware
Blackstone Valley Surgicare GP, LLC	Delaware
Blue Ridge GP, LLC	North Carolina
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux (Barbados) Holdings III, SRL	Barbados
Bordeaux Holding SpA	Chile
Bordeaux International Holdings, Inc.	Delaware
Bordeaux UK Holdings I Limited	United Kingdom
Bordeaux UK Holdings II Limited	United Kingdom
Bordeaux UK Holdings III Limited	United Kingdom
Bosque Medical Center Ltda.	Brazil
Brandon Ambulatory Surgery Center, LC	Florida
BriovaRx Infusion Services 102, LLC	Delaware
BriovaRx Infusion Services 200, Inc.	South Carolina
BriovaRx Infusion Services 204, Inc.	Florida
BriovaRx Infusion Services 209, Inc.	Georgia	AxelaCare
BriovaRx Infusion Services 305, LLC	Delaware
BriovaRx Infusion Services 402, LLC	California
BriovaRx Infusion Services, Inc.	Delaware	BriovaRx Infusion Services
BriovaRx of California, Inc.	California	BriovaRx MRP BriovaRx of Los Angeles
BriovaRx of Florida, Inc.	Delaware	BriovaRx of Florida
BriovaRx of Georgia, LLC	Alabama
BriovaRx of Louisiana, L.L.C.	Louisiana
BriovaRx of Maine, Inc.	Maine	BriovaRx
BriovaRx of Massachusetts, LLC	Massachusetts
BriovaRx of New York, Inc.	New York	BriovaRx of New York
BriovaRx of Texas, Inc.	Texas	BriovaRx of Texas
BriovaRx Specialty, LLC	Delaware	BriovaRx Specialty
Cabin Enterprises, LLC	Delaware
Cabin Holdings, LLC	Delaware
California Medical Group Insurance Company, Risk Retention Group	Arizona
California MedTrans Network IPA LLC	California
California MedTrans Network MSO LLC	California
Camp Hill-SCA Centers, LLC	Delaware
Capital City Medical Group, L.L.C.	Louisiana	Peoples Health Clinical
Cardio Management, Inc.	Delaware
Care Improvement Plus Group Management, LLC	Maryland
Care Improvement Plus of Texas Insurance Company	Texas	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	Arkansas
Care Improvement Plus Wisconsin Insurance Company	Wisconsin

Casa de Saúde Santa Therezinha Ltda.	Brazil
Castle Rock SurgiCenter, LLC	Colorado
Catalyst360, LLC	Delaware	CATALYST360 INSURANCE SERVICES, LLC
Catamaran Finance (Ireland) Unlimited Company	Dublin
Catamaran S.á.r.l.	Grand Duchy of Luxembourg
CDC Holdings Colombia S.A.S.	Colombia
Cedar Park Surgery Center, LLC	Texas
Cemed Care – Empresa de Atendimento Clínico Geral Ltda.	Brazil
Central de Compras SpA	Chile
Central Indiana Care Organization, LLC	Indiana
Central Ohio Care Organization, LLC	Ohio
CentrifyHealth, LLC	Delaware
CentriHealth Corporation	Ontario
CentriHealth UK Limited	United Kingdom
Centro de Entrenamiento en Reanimación y Prevención Limitada (CERP)	Chile
Centro de Servicios Compartidos Banmédica S.A.	Chile
Centro Médico Hospitalar Pitangueiras Ltda.	Brazil
Centro Médico Odontológico Americano S.A.C.	Peru
Centromed Quilpué S.A.	Chile
Centros Médicos y Dentales Multimed Ltda.	Chile
Centurion Casualty Company	Iowa
Channel Islands Surgicenter Properties, LLC	Delaware
Channel Islands Surgicenter, L.P.	California
Charleston Surgery Properties, LLC	Delaware
Charlotte-SC, LLC	Delaware
Childrens Surgery Center, LLC	Florida
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
Citrus Regional Surgery Center, L.P.	Tennessee
Clínica Alameda S.A.	Chile
Clínica Bío Bío S.A.	Chile
Clínica Ciudad del Mar S.A.	Chile
Clínica Dávila y Servicios Médicos S.A.	Chile
Clínica del Country S.A.	Colombia
Clínica Médico Cirúrgica de Santa Tecla, S.A.	Portugal
Clínica San Borja (La Esperanza del Perú S.A.)	Peru
Clínica San Felipe S.A.	Peru
Clínica Sánchez Ferrer S.A.	Peru
Clínica Santa María S.A.	Chile
Clínica Vespucio S.A.	Chile
Clinical Partners of Colorado Springs, LLC	Colorado	Clinical Partners of Colorado Springs, LLC
CLISA – Clínica de Santo António, S.A.	Portugal
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil

CMS – Central de Manipulação e Serviços Farmacêuticos S.A.	Brazil
CNIC Health Solutions, Inc.	Colorado	Rocky Mountain Health Administrators, Inc. Specialty Claims Solutions
Coachella Valley Physicians of PrimeCare, Inc.	California
Coalition for Advanced Pharmacy Services, Inc.	Delaware
Coastal Physicians Management, Inc.	California	Coastal Physicians Management, Inc.
COI – Clínicas Oncológicas Integradas S.A.	Brazil
Collaborative Care Holdings, LLC	Delaware
Collaborative Care Services, Inc.	Delaware
Collaborative Realty, LLC	New York
Colmedica Medicina Prepagada	Colombia
Colonial Outpatient Surgery Center, LLC	Florida
Colorado Innovative Physician Solutions, Inc.	Colorado	Colorado Innovative Physician Solutions, Inc.
Colorado Springs Surgery Center, Ltd.	Colorado
Comfort Care Transportation, LLC	Texas
Connecticut Surgery Center, Limited Partnership	Connecticut
Connecticut Surgery Properties, LLC	Delaware
Connecticut Surgical Center, LLC	Delaware
Constructora e Inmobiliaria Magapoq S.A.	Chile
Consumer Wellness Solutions, Inc.	Delaware
Country Scan Ltda.	Colombia
Cypress Care, Inc.	Delaware	Optum Workers Compensation Services of Georgia
Danbury Surgical Center, L.P.	Georgia
DaVita Magan Management, Inc.	California
Day-Op Surgery Consulting Company, LLC	Delaware
DBP Services of New York IPA, Inc.	New York
Dental Benefit Providers of California, Inc.	California	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	Illinois
Dental Benefit Providers, Inc.	Delaware	DBP Services DBP Services Inc.
Derry Surgical Center, LLC	New Hampshire
Diagnóstico Ecotomográfico Centromed Ltda.	Chile
Diasnóstico por Imágenes Centromed Ltda.	Chile
Dilab Medicina Nuclear Ltda.	Brazil
Distance Learning Network, Inc.	Delaware	i3CME OptumHealth Education
Doctor + S.A.C.	Peru
Dry Creek Surgery Center, LLC	Colorado
DTC Surgery Center, LLC	Colorado
Dublin Surgery Center, LLC	Ohio
Duncan Printing Services, LLC	South Carolina

DWIC of Tampa Bay, Inc.	Florida
Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Clewiston, W Sugarland Hwy
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Lakeland, N Road 98
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Vero Beach, US Highway 1
MedExpress Urgent Care - West Tampa
MedExpress Urgent Care-Brandon

E Street Endoscopy, LLC	Florida
Ear Professionals International Corporation	Delaware	EPIC Hearing Healthcare UnitedHealthcare Hearing
East Brunswick Surgery Center, LLC	New Jersey
eCode Solutions, LLC	Delaware
Electronic Network Systems, Inc.	Delaware
Elual Participações S.A.	Brazil
Empire Physician Management Company, LLC	California
Employers’ Health Choice PPO, Inc.	Arkansas
Empremédica S. A.	Peru
Endoscopy Center Affiliates, Inc.	Delaware
Enterprise Life Insurance Company	Texas
EP Campus I, LLC	Delaware
Equian Parent Corp.	Delaware
Equian, LLC	Indiana	Aftermath Claim Science Casualty Recovery Solutions
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Evercare Collaborative Solutions, Inc.	Delaware
Everett MSO, Inc.	Washington	Everett MSO, Inc. The Everett Clinic
Excellion Serviços Biomédicos Ltda.	Brazil

Excelsior Insurance Brokerage, Inc.	Delaware
Executive Health Resources, Inc.	Pennsylvania
Executive Surgery Center, LLC	Texas
Eye Clinic Oftalmologia Clínico Cirúrgica e Diagnóstico Ltda.	Brazil
Family Health Care Services	Nevada	Southwest Medical Associates Home Health
Family Home Hospice, Inc.	Nevada	Family Home Hospice and Palliative Care OptumCare Palliative Care Southwest Medical Associates Hospice and Palliative Care
Florida MedTrans Network LLC	Florida
Florida MedTrans Network MSO LLC	Florida
FMG Holdings, LLC	Delaware
For Health of Arizona, Inc.	Arizona	Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	Delaware
Fortified Provider Network, Inc.	Arizona
Fortify Technologies Asia, LLC	Phillipines
Fortify Technologies, LLC	Minnesota
Foundation Financial Services, Inc.	Nevada
Franklin Surgical Center, LLC	New Jersey
Freedom Life Insurance Company of America	Texas
Freeway Surgicenter of Houston, LLC	Texas
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	Delaware
FrontierMEDEX Government Services, LLC	Delaware
FrontierMEDEX Kenya Limited	Nairobi
FrontierMEDEX US, Inc.	Delaware
FrontierMEDEX, Inc.	Minnesota	UnitedHealthcare Global
Fundación Banmédica	Chile
Gadsden Surgery Center, LLC	Delaware
Gadsden Surgery Center, Ltd.	Alabama
Gainesville Surgery Center, L.P.	Tennessee
Gainesville Surgery Properties, LLC	Delaware
Genoa Healthcare LLC	Pennsylvania
Genoa Healthcare, Inc.	Delaware
Genoa of Arkansas, LLC	Arkansas
Genoa Technology (Canada) Inc.	Canada
Genoa Technology, Inc.	Delaware
Genoa Telepsychiatry, Inc.	Delaware	1DocWay, Inc.
Genoa, QoL Wholesale, LLC	Delaware
gethealthinsurance.com Agency Inc.	Indiana
Glenwood Surgical Center, L.P.	California
Glenwood-SC, Inc.	Tennessee
Golden Outlook, Inc.	California	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	Delaware
Golden Rule Insurance Company	Indiana

Golden Triangle Surgicenter, L.P.	California
GRANTS PASS SURGERY CENTER, LLC	Oregon
Grapevine Finance LLC	Delaware
Greater Hartford ASC, LLC	Connecticut
Grove Place Surgery Center, L.L.C.	Florida
H&W Indemnity (SPC), Ltd.	Grand Cayman
H.I. Investments Holding Company, LLC	Delaware
Harken Health Insurance Company	Wisconsin
Hayes-Strub, LLC	Ohio
HCentive Technology India Private Limited	India
hCentive, Inc.	Delaware
HCP ACO California, LLC	California	HCP ACO California, LLC HealthCare Partners ACO
HCP ACO Nevada, LLC	Nevada	HCP ACO Nevada, LLC
Health Care-ONE Insurance Agency, Inc.	California
Health Inventures Employment Solutions, LLC	Delaware
Health Inventures, LLC	Delaware
Health Plan of Nevada, Inc.	Nevada
HealthAllies, Inc.	Delaware	OptumHealth Allies UnitedHealth Allies
HealthCare Partners ASC-LB, LLC	California	DaVita Medical Group-Surgery Center, Long Beach HealthCare Partners ASC-LB, LLC
HealthCare Partners Management Services California, LLC	California	HealthCare Partners Management Services California, LLC HealthCare Partners Services, LLC
Healthcare Partners Plan of Nevada, Inc.	Nevada	DaVita Health Plan of Nevada, Inc.
HealthCare Partners RE, LLC	Delaware	DaVita Medical RE, LLC HealthCare Partners RE, LLC
Healthcare Solutions, Inc.	Delaware	Optum Healthcare Solutions of Georgia
HealthFirst IPA, Inc.	Colorado
HealthMarkets Group, Inc.	Delaware
HealthMarkets Insurance Agency, Inc.	Delaware
HealthMarkets NewCo, Inc.	Delaware
HealthMarkets Services, Inc.	Delaware
HealthMarkets, Inc.	Delaware
HealthMarkets, LLC	Delaware
HealthScope Benefits, Inc.	Delaware	Health Benefits of Arkansas, Inc.
HealthSCOPE Holdings, Inc.	Delaware
Heartland Heart and Vascular, LLC	Delaware
Help S.A.	Chile
Help Service S.A.	Chile
Highlands Ranch Healthcare, LLC	Colorado
HMI NewCo, LLC	Delaware
Home Medical S.A.	Chile
Hospice Inspiris Holdings, Inc.	Tennessee
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital Ana Costa S.A.	Brazil

Hospital de Clínicas de Jacarepaguá Ltda.	Brazil
Hospital Santa Helena S.A.	Brazil
Humedica, Inc.	Delaware
Hygeia Corporation	Delaware
Hygeia Corporation (Ontario)	Ontario
Illinois Independent Care Network	Delaware
Imed Star – Serviços de Desempenho Organizacional Ltda.	Brazil
Impel Consulting Experts, L.L.C.	Texas
Impel Management Services, L.L.C.	Texas	Impel Consulting Experts
Indian River Surgery Center, Ltd.	Florida
Indian River Surgery Properties, LLC	Florida
Indiana Care Organization, LLC	Indiana
Ingram & Associates, LLC	Tennessee	Ingram & Associates, LLC (Tennessee) Ingram BPO Services, LLC
Inmobiliaria Apoquindo 3001 S.A.	Chile
Inmobiliaria Apoquindo 3600 Ltda.	Chile
Inmobiliaria Apoquindo S.A.	Chile
Inmobiliaria Clínica Santa María S.A.	Chile
Inmobiliaria e Inversiones Alameda S.A.	Chile
Inmobiliaria Viñamed Ltda.	Chile
INOV8 Surgical at Memorial City, LLC	Texas
inPharmative, Inc.	Nevada
INSPIRIS of New York Management, Inc.	New York
INSPIRIS of Texas Physician Group	Texas	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris, Inc.	Delaware
Instituto do Radium de Cammpinas Ltda	Brazil
Inversiones Clínicas Santa María S.A.	Chile
Isapre Banmédica S.A.	Chile
Isapre Vida Tres S.A.	Chile
Johnston Surgicare, L.P.	Rhode Island
Joliet Surgery Center Limited Partnership	Illinois
Laboratorio ROE S.A.	Peru
Laboratorios Médicos Amed Quilpué S.A.	Chile
Lifeprint Accountable Care Organization, LLC	Delaware	Optum Accountable Care, Arizona
Lifeprint East, Inc.	Delaware	OptumCare Network of Connecticut
LifePrint Health, Inc.	Delaware	Optum Medical Network OptumCare Medical Network Optumcare Network of Indiana
LifeStyles Marketing Group, Inc.	Delaware
LifeWell, Ltd. Co.	Georgia
Logistics Health, Inc.	Wisconsin
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Louisville S.C., Ltd.	Kentucky
Louisville-SC Properties, Inc.	Kentucky
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	Illinois

Lusíadas - Parcerias Cascais, S.A.	Portugal
Lusíadas A.C.E.	Portugal
Lusíadas, S.A.	Portugal
Lusíadas, SGPS, S.A.	Portugal
MAMSI Life and Health Insurance Company	Maryland
Managed Physical Network, Inc.	New York
March Holdings, Inc.	California
March Vision Care, Inc.	California
Marin Surgery Holdings, Inc.	Delaware
Maryland Ambulatory Centers	Maryland
Maryland-SCA Centers, LLC	Delaware
Massachusetts Assurance Company, Ltd. PIC	Grand Cayman
Massachusetts Avenue Surgery Center, LLC	Maryland
MD Ops, Inc.	California	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	Maryland
ME AHS UC LLC	Delaware
Medalliance Net Ltda.	Brazil
MEDEX Insurance Services, Inc.	Maryland	MEDEX Insurance Agency
MedExpress Development, LLC	Florida
MedExpress Urgent Care Alabama, LLC	Alabama
MedExpress Urgent Care Maine, Inc.	Maine
MedExpress Urgent Care New Hampshire, Inc.	New Hampshire
MedExpress Urgent Care of Boynton Beach, LLC	Florida	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	Ohio
Medica Health Plans of Florida, Inc.	Florida
Medica HealthCare Plans, Inc.	Florida
Medical Clinic of North Texas PLLC	Texas	USMD Physician Services
Medical Hilfe S.A.	Chile
Medical Support Los Angeles, Inc.	California
Medical Surgical Centers of America, Inc.	Delaware
Medical Transportation Services, LLC	Florida	MTS
Medication Management Systems, Inc.	Minnesota
MedSynergies, LLC	Delaware
Melbourne Surgery Center, LLC	Georgia
Memorial City Holdings, LLC	Delaware
Memorial City Partners, LLC	Delaware
Memphis-SC, LLC	Tennessee
Memphis-SP, LLC	Tennessee
Mesquite Liberty, LLC	Nevada
Metropolitan Medical Partners, LLC	Maryland
Metropolitan Medical Transportation IPA, LLC	New York
MGH/SCA, LLC	California

MHC Real Estate Holdings, LLC	California
MIAMI SURGERY CENTER, LLC	Delaware
Midwest Center for Day Surgery, LLC	Illinois
Mid-West National Life Insurance Company of Tennessee	Texas
Mile High SurgiCenter, LLC	Colorado
Mississippi Surgery Holdings, LLC	Delaware
Mississippi Surgical Center Limited Partnership	Mississippi
Modern Medical, Inc.	Ohio	MMI of Ohio, Inc. Modern Medical of Ohio, Inc. Optum Workers Compensation Medical Services Optum Workers Compensation Services
Monarch Management Services, Inc.	Delaware
Montgomery Surgery Center Limited Partnership	Maryland
Mountain View Medical Group, LLC	Colorado	Mountain View Medical Group, LLC Mountain View Medical Group, Part of DaVita Medical Group Mountain View Medical Group, Part of Optum
MSLA Management LLC	Delaware
Mt. Pleasant Surgery Center, L.P.	Tennessee
Multiangio Ltda.	Brazil
Muskogee Surgical Investors, LLC	Oklahoma
Mustang Razorback Holdings, Inc.	Delaware
My Wellness Solutions, LLC	Delaware
NAMM Holdings, Inc.	Delaware
Nashville-SCA Surgery Centers, Inc.	Tennessee
National Foundation Life Insurance Company	Texas
National MedTrans, LLC	New York
National Pacific Dental, Inc.	Texas
National Surgery Centers, LLC	Delaware
Neighborhood Health Partnership, Inc.	Florida
Netwerkes, LLC	Tennessee
Nevada Pacific Dental	Nevada
New Orleans Regional Physician Hospital Organization, L.L.C.	Louisiana	Peoples Health Peoples Health Network
New West Physicians, Inc.	Colorado	Elk Ridge Family Medicine HEALTHFIRST PHYSICIANS New West Physicians Physician Alliance of the Rockies
Newton Holdings, LLC	Delaware
North American Medical Management California, Inc.	Tennessee
North Puget Sound Center for Sleep Disorders, LLC	Washington	North Puget Sound Center For Sleep Disorders, LLC
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington	North Puget Sound Oncology Equipment Leasing Company, LLC
Northern Nevada Health Network, Inc.	Nevada
Northern Rockies Surgicenter, Inc.	Montana
Northwest Surgicare, LLC	Delaware
Northwest Surgicare, Ltd.	Illinois

NSC Fayetteville, LLC	Delaware
NSC Greensboro, LLC	Delaware
NSC Lancaster, LLC	Delaware
NSC Seattle, Inc.	Washington
NSC Upland, LLC	Delaware
OC Cardiology Practice Partners, LLC	Delaware
Omesa S.A.	Chile
OmniClaim, LLC	Delaware
Oncocare S.A.C.	Peru
OneNet PPO, LLC	Maryland
Optimum Choice, Inc.	Maryland
Optum Bank, Inc.	Utah	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	Illinois
Optum Care Services Company	Tennessee
Optum Care, Inc.	Delaware
Optum Clinics Holdings, Inc.	Delaware
Optum Clinics Intermediate Holdings, Inc.	Delaware
Optum Digital Health Holdings, LLC	Delaware
Optum Finance (Ireland) Unlimited Company	Dublin
Optum Global Solutions (India) Private Limited	India
Optum Global Solutions (Philippines), Inc.	Phillipines
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	Delaware
Optum Growth Partners, LLC	Delaware
Optum Health & Technology (Hong Kong) Limited	Hong Kong
Optum Health & Technology (India) Private Limited	India
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (US), LLC	Missouri
Optum Health & Technology Holdings (US), Inc.	Missouri
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health and Technology FZ-LLC	Dubai
Optum Health Services (Canada) Ltd.	British Columbia	Interlock Employee and Family Assistance Optum International
Optum Health Solutions (Australia) Pty Ltd	Australia
Optum Health Solutions (UK) Limited	United Kingdom
Optum Healthcare of Illinois, Inc.	Georgia
Optum Hospice Pharmacy Services, LLC	Delaware	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Infusion Services 100, Inc.	New York	Advanced Care of New Jersey Inc.
Optum Infusion Services 101, Inc.	New York
Optum Infusion Services 103, LLC	Delaware
Optum Infusion Services 201, Inc.	Florida
Optum Infusion Services 202, Inc.	Florida
Optum Infusion Services 203, Inc.	Florida
Optum Infusion Services 205, Inc.	Florida

Optum Infusion Services 206, Inc.	Alabama
Optum Infusion Services 207, Inc.	Alabama
Optum Infusion Services 208, Inc.	North Carolina
Optum Infusion Services 301, LP	Oklahoma	AxelaCare
Optum Infusion Services 302, LLC	Nebraska
Optum Infusion Services 308, LLC	Arizona	AxelaCare
Optum Infusion Services 401, LLC	California
Optum Infusion Services 403, LLC	California
Optum Infusion Services 404, LLC	Oregon
Optum Infusion Services 501, Inc.	Delaware
Optum Insurance of Ohio, Inc.	Ohio
Optum Labs Dimensions, Inc.	Delaware
Optum Labs International (UK) Ltd.	England and Wales
Optum Labs, Inc.	Delaware
Optum Life Sciences (Canada) Inc.	Ontario
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Networks of New Jersey, Inc.	Delaware	OptumCare Network of New Jersey OrthoNet of the Mid-Atlantic
Optum of New York, Inc.	New York
Optum Operations (Ireland) Unlimited Company	Ireland
Optum Palliative and Hospice Care of Pennsylvania, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care, Inc.	Delaware
EverCare
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Vienna

Optum Perks LLC	Delaware
Optum Pharmacy 701, LLC	Delaware
Optum Pharmacy 702, LLC	Indiana	BriovaRx
Optum Pharmacy 703, LLC	Nevada	BriovaRX
Optum Pharmacy 705, LLC	Alabama
Optum Public Sector Solutions, Inc.	Delaware
Optum Rocket, Inc.	Delaware
Optum Senior Services, LLC	Alabama	SeniorScript
Optum Services (Ireland) Limited	Dublin
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	Delaware
Optum Solutions do Brasil – Tecnologia e Serviços de Suporte Ltda.	Paraná
Optum Solutions UK Holdings Limited	United Kingdom
Optum Technology, LLC	Delaware

Optum UK Solutions Group Limited	United Kingdom
Optum Women's and Children's Health, LLC	Delaware
Optum, Inc.	Delaware
Optum360 Services, Inc.	Delaware
Optum360 Solutions, LLC	Delaware
Optum360, LLC	Delaware
OptumCare ACO Florida, LLC	Florida	JSA Care Partners, LLC Optumcare ACO Florida, LLC
OptumCare ACO Holdings, LLC	California	HealthCare Partners Accountable Care Organization, LLC OptumCare ACO Holdings, LLC
OptumCare ACO New Mexico, LLC	Delaware	DaVita Medical ACO New Mexico DaVita Medical ACO New Mexico, LLC NM Care ACO, LLC Optumcare ACO New Mexico, LLC
OptumCare Clinical Trials, LLC	Delaware	DaVita Clinical Trials, LLC HCP Clinical Research HCP Clinical Research, LLC
OptumCare Colorado ASC, LLC	Colorado	DaVita Medical Colorado ASC Digestive Disease Endoscoopy Optum Digestive Disease Optum Endoscopy
OptumCare Colorado Springs, LLC	Colorado	Colorado Springs Health Partners DaVita Medical Group DaVita Medical Group Colorado DaVita Medical Group Colorado Springs Optum Digestive Disease Clinic Optum Digestive Disease
OptumCare Colorado, LLC	Colorado
OptumCare Endoscopy Center New Mexico, LLC	New Mexico
OptumCare Florida CI, LLC	Delaware
OptumCare Florida, LLC	Delaware	Optum DaVita Medical Group
OptumCare Health Plan of California, Inc.	Delaware	DaVita Health Plan of California, Inc.
OptumCare Holdings Colorado, LLC	Colorado
OptumCare Holdings New Mexico, LLC	New Mexico
OptumCare Holdings, LLC	California
OptumCare Management, LLC	California
OptumCare New Mexico, LLC	Delaware
OptumCare New York IPA, Inc.	New York
OptumCare South Florida, LLC	Florida	Optum DaVita Medical Group
OptumHealth Care Solutions, LLC	Delaware	UnitedHealth Group Research & Development
OptumHealth Financial Services, Inc.	Delaware
OptumHealth Holdings, LLC	Delaware
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	Delaware
OptumInsight India Private Limited	India
OptumInsight Life Sciences, Inc.	Delaware	Innovus QualityMetric Incorporated

OptumInsight, Inc.	Delaware	Ingenix Ingenix, Inc. Optum Optum, Inc.
OptumRx Administrative Services, LLC	Texas
OptumRx Discount Card Services, LLC	Delaware
OptumRx Group Holdings, Inc.	Delaware
OptumRx Health Solutions, LLC	Delaware
OptumRx Holdings I, LLC	Delaware
OptumRx Holdings, LLC	Delaware
OptumRx Home Delivery of Ohio, LLC	Ohio	OptumRx at Nationwide OptumRx of Ohio
OptumRx IPA III, Inc.	New York
OptumRx NY IPA, Inc.	New York
OptumRx of Pennsylvania, LLC	Delaware	FutureScripts Secure
OptumRx PBM of Illinois, Inc.	Delaware
OptumRx PBM of Maryland, LLC	Nevada	OptumRx PBM Administrator of Maryland
OptumRx PBM of Pennsylvania, LLC	Pennsylvania	FutureScripts
OptumRx PBM of Puerto Rico, LLC	Nevada
OptumRx PBM of Wisconsin, LLC	Wisconsin	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Pennsylvania, LLC	Pennsylvania
OptumRx Pharmacy of Nevada, Inc.	Nevada	Culinary Culinary Pharmacy
OptumRx Pharmacy, Inc.	Delaware
OptumRx, Inc.	California	FirstLine Medical hi HealthInnovations OptumRx OptumRx PBM Administrator of California OptumRx, Inc.
OptumServe Technology Services, Inc.	Maryland	Optum, Inc. Q.S.S., Inc. QSSI Quality Software Services Quality Software Services, Inc.
Orlando Center for Outpatient Surgery, L.P.	Georgia
OrthoNet Holdings, Inc.	Delaware
OrthoNet LLC	New York	OrthoNet of New York
OrthoNet New York IPA, Inc.	New York
OrthoNet of the South, Inc.	Delaware
OrthoNet Services, Inc.	Delaware
OrthoNet West, Inc.	Delaware
OSB – Tecnologia e Serviços de Suporte Ltda.	Brazil
Ovations, Inc.	Delaware
Oxford Benefit Management, Inc.	Connecticut
Oxford Health Insurance, Inc.	New York
Oxford Health Plans (CT), Inc.	Connecticut
Oxford Health Plans (NJ), Inc.	New Jersey
Oxford Health Plans (NY), Inc.	New York
Oxford Health Plans LLC	Delaware	Oxford Agency - Oxford Health Plans Inc.
P2P Link, LLC	Delaware

Pacific Casualty Company, Inc.	Hawaii
PacifiCare Life and Health Insurance Company	Indiana
PacifiCare Life Assurance Company	Colorado
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	Colorado	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	Nevada	PacifiCare
Pacífico S.A. Entidad Prestadora de Salud	Peru
Paoli Ambulatory Surgery Center	Pennsylvania
Paoli Surgery Center, L.P.	Tennessee
Parkway Surgery Center, LLC	Delaware
Pasteur Plaza Surgery Center GP, Inc.	Delaware
PatientsLikeMe LLC	Delaware
Patrimonio Autónomo Nueva Clínica - PANC.	Colombia
Payment Resolution Services, LLC	Tennessee
PCCCV, Inc.	California
Peoples Health, Inc.	Louisiana
Pharmacy Software Holdco, Inc.	Pennsylvania
PHC Subsidiary Holdings, LLC	Texas
Physician Alliance of the Rockies, LLC	Colorado
PHYSICIANS DAY SURGERY CENTER, LLC	Florida
Physicians Health Choice of Texas, LLC	Texas	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	Maryland
Physicians Plaza Holdings, LLC	California
Plano de Saúde Ana Costa Ltda.	Brazil
Plus One Health Management Puerto Rico, Inc.	Puerto Rico
Plus One Holdings, Inc.	Delaware
PMI Acquisition, LLC	Delaware
PMSI Holdings, LLC	Delaware
PMSI Settlement Solutions, LLC	Florida	Optum Settlement Solutions
PMSI, LLC	Florida	Alaska Business License Optum Optum Workers Compensation Services of Florida
Polar II Fundo de Investimento em Participações Multiestrategia	Brazil
Polo Holdco, LLC	Delaware
POMCO Network, Inc.	New York
POMCO, Inc.	New York	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomerado Outpatient Surgical Center, Inc.	California
Pomerado Outpatient Surgical Center, L.P.	California
PPH Holdings, LLC	Delaware
Precision Dialing Services, Inc.	Delaware
Preferred Care Partners Holding, Corp.	Florida
Preferred Care Partners Medical Group, Inc.	Florida
Preferred Care Partners, Inc.	Florida

Premier Choice ACO, Inc.	California
Premier Surgery Center of Louisville, L.P.	Tennessee
Prime Health, Inc.	Nevada	Med One Works
PrimeCare Medical Network, Inc.	California
PrimeCare of Citrus Valley, Inc.	California
PrimeCare of Corona, Inc.	California
PrimeCare of Hemet Valley, Inc.	California
PrimeCare of Inland Valley, Inc.	California
PrimeCare of Moreno Valley, Inc.	California
PrimeCare of Redlands, Inc.	California
PrimeCare of Riverside, Inc.	California
PrimeCare of San Bernardino, Inc.	California
PrimeCare of Sun City, Inc.	California
PrimeCare of Temecula, Inc.	California
Procura Management, Inc.	Delaware	Optum Managed Care Services
Progressive Enterprises Holdings, Inc.	Delaware
Progressive Medical, LLC	Ohio	Alaska Business License Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Fitness of Lake Success, LLC	New York
ProHEALTH Medical Management, LLC	Delaware
ProHealth Physicians ACO, LLC	Connecticut
ProHealth Physicians, Inc.	Connecticut
ProHealth Proton Center Management, LLC	Delaware
Promotora Country S.A.	Colombia
Pronounced Health Solutions, Inc.	Delaware
Prosemedic S.A.C.	Peru
Prospero Management Services, LLC	Delaware
Pueblo-SCA Surgery Center, LLC	Delaware
Pulse Platform, LLC	Delaware
QoL Acquisition Holdings Corp.	Delaware
QuarterMaster Newco, LLC	Delaware
Rally Health, Inc.	Delaware
Real Appeal, Inc.	Delaware
Recaudación y Cobranzas Honodav Ltda.	Chile
Redlands Ambulatory Surgery Center	California
Redlands-SCA Surgery Centers, Inc.	California
Reliant MSO, LLC	Delaware
Research Surgical Center, LLC	Colorado	Surgical Center of the Rockies
River Valley ASC, LLC	Connecticut
Riverside Electronic Healthcare Resources, Inc.	California
Riverside Medical Management, LLC	Delaware
Riverside Surgical Center of Meadowlands, LLC	New Jersey	Riverside Surgical Center of Rutherford
Riverside Surgical Center of Newark, LLC	New Jersey

Rocky Mountain Health Maintenance Organization, Incorporated	Colorado	Rocky Mountain Health Plans Rocky Mountain HMO
Rocky Mountain HealthCare Options, Inc.	Colorado	HealthCare Options, Inc. Rocky Mountain HCO
Sacred Heart ASC, LLC	Florida
Saden S.A.	Chile
Salem Surgery Center, LLC	Oregon
Salveo Specialty Pharmacy, Inc.	Delaware
Sand Lake SurgiCenter, LLC	Florida
Santa Cruz Endoscopy Center, LLC	California
Santa Helena Assistência Médica S.A.	Brazil
Santos Administração e Participações S.A.	Brazil
Savvysherpa Administrative Services, LLC	Minnesota
Savvysherpa Asia, Inc.	Phillipines
Savvysherpa, LLC	Delaware	UnitedHealth Group Research & Development
SC Affiliates, LLC	Delaware
SCA Alaska Surgery Center, inc.	Alaska
SCA Athens, LLC	Delaware
SCA Austin Holdings, LLC	Delaware
SCA BOSC Holdings, LLC	Delaware
SCA California Surgical Holdings, LLC	Delaware
SCA Capital, LLC	Delaware
SCA Cedar Park Holdings, LLC	Delaware
SCA Clifton, LLC	Delaware
SCA Danbury Surgical Center, LLC	Delaware
SCA Development, LLC	Delaware
SCA eCode Solutions Private Limited	India
SCA EHSC Holdings, LLC	Delaware
SCA EWASC Holdings, LLC	Delaware
SCA Hays Holdings, LLC	Delaware
SCA Heartland Holdings, LLC	Delaware
SCA HoldCo, Inc.	Delaware
SCA Holding Company, Inc.	Delaware
SCA Holdings, Inc.	California
SCA IEC Holdings, LLC	Delaware
SCA Indiana Holdings, LLC	Delaware
SCA Nashville ASC, LLC	Tennessee
SCA of Clarksville, Inc.	Tennessee
SCA Pacific Holdings, Inc.	California
SCA Pennsylvania Holdings, LLC	Delaware
SCA Premier Surgery Center of Louisville, LLC	Delaware
SCA Rockledge JV, LLC	Delaware
SCA ROCS Holdings, LLC	Delaware
SCA Sage Medical MSO, LLC	Delaware
SCA Sage Medical, LLC	Delaware
SCA Southwestern PA, LLC	Delaware

SCA Specialists of Florida, LLC	Delaware
SCA SSC Holdings, LLC	Delaware
SCA SSSC Holdings, LLC	Delaware
SCA Stonegate Holdings, LLC	Delaware
SCA Surgery Center of Cullman, LLC	Delaware
SCA Surgery Holdings, LLC	Delaware
SCA Surgery Partners, LLC	Delaware
SCA Surgicare of Laguna Hills, LLC	Delaware
SCA Teammate Support Network	Alabama
SCA-Albuquerque Surgery Properties, Inc.	New Mexico
SCA-Alliance, LLC	Delaware
SCA-Anne Arundel, LLC	Delaware
SCA-Applecare Partners, LLC	Delaware
SCA-Bethesda, LLC	Delaware
SCA-Blue Ridge, LLC	Delaware
SCA-Bonita Springs, LLC	Delaware
SCA-Brandon, LLC	Delaware
SCA-Castle Rock, LLC	Delaware
SCA-Central Florida, LLC	Florida
SCA-Charleston, LLC	Delaware
SCA-Chatham, LLC	Delaware
SCA-Chevy Chase, LLC	Delaware
SCA-Citrus, Inc.	Tennessee
SCA-Colorado Springs, LLC	Delaware
SCA-Connecticut Partners, LLC	Delaware
SCA-Davenport, LLC	Delaware
SCA-Denver Physicians Holdings, LLC	Delaware
SCA-Denver, LLC	Delaware
SCA-Derry, LLC	Delaware
SCA-Doral, LLC	Delaware
SCA-Downey, LLC	Delaware
SCA-DRY CREEK, LLC	Delaware
SCA-Dublin, LLC	Delaware
SCA-Encinitas, Inc.	Delaware
SCA-Eugene, Inc.	Tennessee
SCA-First Coast, LLC	Delaware
SCA-Florence, LLC	Delaware
SCA-Fort Collins, Inc.	Colorado
SCA-Fort Walton, Inc.	Tennessee
SCA-Franklin, LLC	Delaware
SCA-Frederick, LLC	Delaware
SCA-Freeway Holdings, LLC	Delaware
SCA-Ft. Myers, LLC	Delaware
SCA-Gainesville, LLC	Delaware
SCA-Gladiolus, LLC	Delaware
SCA-GRANTS PASS, LLC	Delaware

SCA-Grove Place, LLC	Delaware
SCA-Hagerstown, LLC	Delaware
SCA-Hamden, LLC	Delaware
SCA-Hilton Head, LLC	Delaware
SCA-Honolulu, LLC	Delaware
SCA-Houston Executive, LLC	Delaware
SCAI Holdings, LLC	Delaware
SCA-Illinois, LLC	Delaware
SCA-IT Holdings, LLC	Delaware
SCA-JPM Holdings, LLC	Delaware
SCA-Kissing Camels Holdings, LLC	Delaware
SCA-Main Street, LLC	Delaware
SCA-Marina del Rey, LLC	California
SCA-MC VBP, Inc.	Delaware
SCA-Mecklenburg Development Corp.	North Carolina
SCA-Memorial City, LLC	Delaware
SCA-Merritt, LLC	Delaware
SCA-Midlands, LLC	Delaware
SCA-Midway Management, LLC	Illinois
SCA-Mobile, LLC	Delaware
SCA-Mokena Properties, LLC	Delaware
SCA-Mokena, LLC	Delaware
SCA-Morris County, LLC	Delaware
SCA-Mt. Pleasant, LLC	Delaware
SCA-Naperville, LLC	Delaware
SCA-Naples, LLC	Delaware
SCA-ND VBP, Inc.	Delaware
SCA-New Jersey, LLC	Delaware
SCA-Newport Beach, LLC	California
Scanner Centromed S.A.	Chile
SCA-Northeast Georgia Health, LLC	Tennessee
SCA-Palm Beach MSO Holdings, LLC	Delaware
SCA-Palm Beach, LLC	Delaware
SCA-Paoli, LLC	Delaware
SCA-Phoenix, LLC	Delaware
SCA-Pocono, LLC	Delaware
SCA-PORTLAND, LLC	Delaware
SCA-Practice Partners Holdings, LLC	Delaware
SCA-River Valley, LLC	Delaware
SCA-Riverside Partners, LLC	Delaware
SCA-Riverside, LLC	Delaware
SCA-Rockville, LLC	Delaware
SCA-Sacred Heart Holdings, LLC	Delaware
SCA-San Diego, Inc.	Delaware
SCA-San Luis Obispo, LLC	Delaware
SCA-Sand Lake, LLC	Florida

SCA-Santa Rosa, Inc.	Nevada
SCA-Shelby Development Corp.	Tennessee
SCA-Somerset, LLC	Delaware
SCA-South Jersey, LLC	Delaware
SCA-Sparta, LLC	Delaware
SCA-Spartanburg Holdings, LLC	Delaware
SCA-St. Louis, LLC	Delaware
SCA-St. Lucie, LLC	Delaware
SCA-SurgiCare, LLC	Delaware
SCA-Swiftpath, LLC	Delaware
SCA-VERTA, LLC	Delaware
SCA-Wake Forest, LLC	Delaware
SCA-Western Connecticut, LLC	Delaware
SCA-Westover Hills, LLC	Delaware
SCA-Wilmington, LLC	Delaware
SCA-Wilson, LLC	Delaware
SCA-Winchester, LLC	Delaware
SCA-Winter Park, Inc.	Tennessee
SCA-Woodlands Holdings, LLC	Delaware
SCP Specialty Infusion, LLC	Delaware
ScriptSwitch Limited	United Kingdom
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senate Street Surgery Center, LLC	Indiana
Senior Benefits, L.L.C.	Arizona
Serquinox Holdings LLC	Delaware
Servicios de Entrenamiento en Competencias Clínicas Ltda.	Chile
Servicios Integrados de Salud Ltda.	Chile
Servicios Médicos Amed Quilpué S.A.	Chile
Servicios Médicos Bío Bío Limitada	Chile
Servicios Médicos Ciudad del Mar Ltda.	Chile
Servicios Médicos Santa María Limitada	Chile
Servicios Médicos Vespucio Ltda.	Chile
SharedClarity LLC	Delaware
SHC Atlanta, LLC	Delaware
SHC Austin, Inc.	Georgia
SHC Hawthorn, Inc.	Georgia
SHC Melbourne, Inc.	Georgia
Shelby Surgery Properties, Inc.	Tennessee
Sierra Health and Life Insurance Company, Inc.	Nevada
Sierra Health Services, Inc.	Nevada
Sierra Health-Care Options, Inc.	Nevada
Sierra Home Medical Products, Inc.	Nevada	Southwest Medical Associates, Inc. Southwest Medical Pharmacy & Home Medical Equipment THC of Nevada
Sierra Nevada Administrators, Inc.	Nevada
Sistema de Administración Hospitalaria S.A.C.	Peru

Small Business Insurance Advisors, Inc.	Texas
Sobam – Centro Médico Hospitalar S.A.	Brazil
Sociedad de Inversiones Santa María S.A.	Chile
Sociedad Editorial para la Ciencia Limitada.	Colombia
Somerset Outpatient Surgery, L.L.C.	New Jersey
Southwest Medical Associates, Inc.	Nevada	OptumCare Community Center OptumCare Medical Group Sierra Home Medical Products, Inc. SMA Lifestyle Center Southwest Hospitalist Services Group Soutwest Medical Pharmacy & Home Medical Equipment
Southwest Michigan Health Network Inc.	Michigan
Southwest Surgery Center, LLC	Illinois	Center for Minimally Invasive Surgery
Southwest Surgical Center of Bakersfield, L.P.	California
Space Coast Surgical Center, Ltd.	Florida
Specialists in Urology Surgery Center, LLC	Florida
Specialized Pharmaceuticals, Inc.	Pennsylvania
Specialty Benefits, LLC	Delaware	EyeFit EyeFit Vision Center EyeFit Vision Centers
Specialty Surgical Center, LLC	New Jersey
Spectera of New York, IPA, Inc.	New York
Spectera, Inc.	Maryland
SPINETRACK 20/20, Inc.	California
Spotlite, Inc.	Delaware
SRPS, LLC	Delaware
St. Cloud Surgical Center, LLC	Delaware
Stonegate Surgery Center, L.P.	Texas
Streamlines Health, LLC	Minnesota
SunSurgery, LLC	Delaware
Surgery Center at Cherry Creek, LLC	Colorado
Surgery Center at Kissing Camels, LLC	Colorado
Surgery Center Holding, LLC	Delaware
Surgery Center of Boca Raton, Inc.	Florida
Surgery Center of Clarksville, L.P.	Tennessee
Surgery Center of Colorado Springs, LLC	Delaware
Surgery Center of Des Moines, LLC	Delaware
Surgery Center of Easton, LLC	Delaware
Surgery Center of Ellicott City, Inc.	Delaware
Surgery Center of Louisville, LLC	Delaware
Surgery Center of Maui, LLC	Delaware
Surgery Center of Muskogee, LLC	Delaware
Surgery Center of Rockville, L.L.C.	Maryland
Surgery Center of Southern Pines, LLC	Delaware
Surgery Center of Spokane, LLC	Delaware
Surgery Center of Summerlin, LLC	Delaware
Surgery Center of The Woodlands, LLC	Texas
Surgery Center of Vero Beach, Inc.	Tennessee

Surgery Center of Wilmington Properties, LLC	North Carolina
Surgery Center of Wilmington, LLC	North Carolina
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	Iowa
Surgery Centers-West Holdings, LLC	Delaware
Surgical Care Affiliates Political Action Committee	Alabama
Surgical Care Affiliates, LLC	Delaware
Surgical Care Partners of Melbourne, LLC	Delaware
Surgical Center of South Jersey, Limited Partnership	New Jersey
Surgical Center of Tuscaloosa Holdings, LLC	Alabama
Surgical Health of Orlando, LLC	Florida
Surgical Health, LLC	Delaware
Surgical Hospital Holdings of Oklahoma, LLC	Delaware
Surgicare of Belleville, LLC	Delaware
Surgicare of Jackson, LLC	Delaware
Surgicare of Joliet, Inc.	Illinois
Surgicare of La Veta, Inc.	California
Surgicare of Minneapolis, LLC	Delaware
Surgicare of Mobile, LLC	Delaware
Surgicare of Oceanside, Inc.	California
Surgicare of Owensboro, LLC	Delaware
Surgicare of Salem, LLC	Delaware
Surgicare, LLC	Indiana
Surgicenters of Southern California, Inc.	California
Symphonix Health Holdings, LLC	Delaware
Symphonix Health Insurance, Inc.	Illinois
TeamMD Holdings, Inc.	Delaware
TeamMD Iowa, Inc.	Delaware
TeamMD Physicians of Texas, Inc.	Texas	UnitedHealthcare Alief Clinic
TeamUP Insurance Services, Inc.	California
Tecnologías de Información en Salud S.A.	Chile
The Advisory Board (Chile) SpA	Chile
The Advisory Board Company	Delaware	The Delaware Advisory Board Company
The Chesapeake Life Insurance Company	Oklahoma
The Lewin Group, Inc.	North Carolina	The Lewin Group Inc. Lewin
The Magan Medical Group	California
The Outpatient Surgery Center of Hilton Head, LLC	South Carolina
The Polyclinic MSO, LLC	Delaware
THE SURGICAL CENTER OF THE TREASURE COAST, L.L.C.	Florida
Thomas Johnson Surgery Center, LLC	Maryland
Thousand Oaks Endoscopy Center, LLC	California
Three Rivers Holdings, Inc.	Delaware
Three Rivers Surgical Care, L.P.	Tennessee
Tmesys, LLC	Florida
Topimagem Diagnóstico por Imagem Ltda.	Brazil

Trails Edge Surgery Center, LLC	Florida
Travel Express Incorporated	Maryland
TriMed, LLC	Utah
Trio Motion, LLC	Delaware
Tucson Arizona Surgical Center, LLC	Arizona
U.S. Behavioral Health Plan, California	California	OptumHealth Behavioral Solutions of California
UHC Finance (Ireland) Unlimited Company	Dublin
UHC International Services, Inc.	Delaware
UHC of California	California	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHCG – FZE	Dubai
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland
UHG Brasil Participações S.A.	Brazil
UHIC Holdings, Inc.	Delaware
UICI Funding Corp. 2	Delaware
UMR, Inc.	Delaware	Fiserv Health - Wausau Benefits
Unidad Médica Diagnóstico S.A.	Colombia
Unimerica Insurance Company	Wisconsin	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	New York
Unison Health Plan of Delaware, Inc.	Delaware	UnitedHealthcare Community Plan
United Behavioral Health	California	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	New York
United Group Reinsurance, Inc.	Placeholder until info is provided
United Health Foundation	Minnesota	United Health Hospice Foundation
United HealthCare Services, Inc.	Minnesota
AmeriChoice
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
Optum
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare MedicareStore

United Management Services, Inc.	New York
United Resource Networks IPA of New York, Inc.	New York

UnitedHealth Advisors, LLC	Maine	UnitedHealthcare UHA Insurance Agency, LLC
UnitedHealth Group Finance Inc.	Delaware
UnitedHealth Group Incorporated	Delaware
UnitedHealth Group International Finance (Ireland) Unlimited Company	Ireland
UnitedHealth Group International GP	Grand Cayman
UnitedHealth International, Inc.	Delaware
UnitedHealth Military & Veterans Services, LLC	Delaware
UnitedHealth UK Limited	United Kingdom
UnitedHealthcare Benefits of Texas, Inc.	Texas	PacifiCare Secure Horizons
UnitedHealthcare Benefits Plan of California	California
UnitedHealthcare Children's Foundation, Inc.	Maryland
UnitedHealthcare Community Plan of California, Inc.	California
UnitedHealthcare Community Plan of Georgia, Inc.	Georgia
UnitedHealthcare Community Plan of Ohio, Inc.	Ohio	UnitedHealthcare Community Plan
UnitedHealthcare Community Plan of Texas, L.L.C.	Texas	United Healthcare - Texas UnitedHealthcare Comminity Plan
UnitedHealthcare Community Plan, Inc.	Michigan
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Global Canada Limited	Alberta	UnitedHealthcare Global
UnitedHealthcare Global Medical (UK) Limited	United Kingdom
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	Connecticut	UnitedHealthcare Community Plan of Texas UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	Illinois
UnitedHealthcare Insurance Company of New York	New York
UnitedHealthcare Insurance Company of the River Valley	Illinois
UnitedHealthcare Insurance Designated Activity Company	Ireland
UnitedHealthcare Integrated Services, Inc.	Arizona	UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	Delaware
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International VI S.à r.l.	Luxembourg
UnitedHealthcare International VII S.à r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare International X S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	Wisconsin	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	Alabama
UnitedHealthcare of Arizona, Inc.	Arizona

UnitedHealthcare of Arkansas, Inc.	Arkansas	Complete Health
UnitedHealthcare of Colorado, Inc.	Colorado	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	Florida	Community and State Plan of Florida UnitedHealthcare Community Plan UnitedHealthcare Community Plan of Florida
UnitedHealthcare of Georgia, Inc.	Georgia	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	Illinois
UnitedHealthcare of Kentucky, Ltd.	Kentucky	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	Louisiana	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	Mississippi
UnitedHealthcare of New England, Inc.	Rhode Island
UnitedHealthcare of New Mexico, Inc.	New Mexico
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	North Carolina
UnitedHealthcare of Ohio, Inc.	Ohio
UnitedHealthcare of Oklahoma, Inc.	Oklahoma	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	Oregon
UnitedHealthcare of Pennsylvania, Inc.	Pennsylvania	UnitedHealthcare Community Plan UnitedHealthcare Community Plan for Families UnitedHealthcare Community Plan for Kids UnitedHealthcare Community Plan of Pennsylvania UnitedHealthcare Dual Complete
UnitedHealthcare of South Carolina, Inc.	South Carolina
UnitedHealthcare of Texas, Inc.	Texas
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland
UnitedHealthcare of the Midlands, Inc.	Nebraska
UnitedHealthcare of the Midwest, Inc.	Missouri
UnitedHealthcare of Utah, Inc.	Utah	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	Washington	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	Wisconsin	UnitedHealthcare of Wisconsin - Personal Care Plus
UnitedHealthcare Plan of the River Valley, Inc.	Illinois
UnitedHealthcare Service LLC	Delaware
UnitedHealthcare Specialty Benefits, LLC	Maine	DCG RESOURCE OPTIONS ADMINISTRATORS, LLC UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	Delaware
UpFront Insurance Agency, LLC	Minnesota
Upland Holdings, LLC	California
Upland Outpatient Surgical Center, L.P.	California
Urgent Care Holdings, Inc.	Delaware
Urgent Care MSO, LLC	Delaware

Urology Associates of North Texas, P.L.L.C.	Texas
USHEALTH Academy, Inc.	Texas
USHEALTH Administrators, LLC	Delaware
USHEALTH Advisors, L.L.C.	Texas
USHEALTH Career Agency, Inc.	Delaware
USHEALTH Funding, Inc.	Delaware
USHEALTH Group, Inc.	Delaware
USMD Administrative Services, L.L.C.	Texas
USMD Affiliated Services	Texas	USMD Physician Services
USMD Holdings, Inc.	Delaware
USMD Inc.	Texas
USMD PPM, LLC	Texas
Valley Hospital, L.L.C.	Washington
Valley Physicians Network, Inc.	California
VERTA MANAGEMENT SERVICES, LLC	Delaware
Vida Tres Internacional S.A.	Chile
Vidaintegra S.A.	Chile
Vivify Health Canada, Inc.	British Columbia
Vivify Health, Inc.	Delaware
Wauwatosa Outpatient Surgery Center, LLC	Delaware
Wauwatosa Surgery Center, Limited Partnership	Wisconsin
Wayland Square Surgicare Acquisition, L.P.	Rhode Island
Wayland Square Surgicare GP, Inc.	Rhode Island
WebInsure Benefits, LLC	Delaware	WEBINSURE BENEFITS INSURANCE SERVICES LLC
WellMed Medical Management of Florida, Inc.	Florida
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester
WellMed at 9th Ave. North
WellMed at Bartow
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Haverford Ave.
WellMed at Lake Copeland
WellMed at Longwood
WellMed at Oak Commons
WellMed at Plant City - Family Practice Center
WellMed at Saint Isabel
WellMed at SE Lakeland
WellMed at South Parsons
WellMed at Southwest Orlando
WellMed at Stonerock Lake
WellMed Medical Group

WellMed Medical Management, Inc.	Texas
West Coast Endoscopy Holdings, LLC	Delaware
Western Connecticut Orthopedic Surgical Center, LLC	Connecticut
WESTMED Practice Partners LLC	Delaware

WillowB Labs LLC	Delaware
Wilmington ASC, LLC	North Carolina
Winchester Endoscopy, LLC	Illinois
Winter Park, LLC	Tennessee
XLHealth Corporation	Maryland	XLHealth
XLHealth Corporation India Private Limited	India
Your Health Options Insurance Services, Inc.	California